UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2025

Lexeo Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41855	85-4012572
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Park Avenue South, Floor 6
New York, New York		10010
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 547-9879

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	LXEO	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On May 27, 2025, Lexeo Therapeutics, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) for a private placement (the “Private Placement”) with certain qualified institutional buyers and institutional accredited investors (each, a “Purchaser” and collectively, the “Purchasers”). Pursuant to the Purchase Agreement, the Company agreed to sell to the Purchasers an aggregate of 20,790,120 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”) or, in lieu thereof, to certain Purchasers, pre-funded warrants (“Pre-Funded Warrants”) to purchase 6,963,556 shares of Common Stock. Pursuant to the Purchase Agreement, each full Share (or Pre-Funded Warrant in lieu thereof) will be accompanied by a common warrant (the “Common Warrants” and collectively with the Pre-Funded Warrants the “Warrants” and, together with the Shares, the “Securities”) to purchase one-half of a share of Common Stock. The purchase price for each Share and accompanying Common Warrant will be $2.8825 (or $2.8824 for each Pre-Funded Warrant and accompanying Common Warrant). The aggregate gross proceeds to the Company from the Private Placement will be approximately $80 million, before deducting commissions and offering expenses payable by the Company and including all proceeds the Company may receive upon exercise of the Pre-Funded Warrants and Common Warrants. The Company intends to use the net proceeds from the Private Placement to fund working capital and other general corporate purposes. The Private Placement is expected to close on May 28, 2025, subject to the satisfaction of customary closing conditions.

Each Common Warrant has an exercise price of $2.82 per Common Warrant Share, will be exercisable immediately and will expire on May 28, 2029. Each Pre-Funded Warrant has an exercise price of $0.0001 per Pre-Funded Warrant Share and will be exercisable immediately. Purchasers may not exercise any portion of any Warrant to the extent that immediately prior to or after giving effect to such exercise the Purchaser would own more than 9.99% of the Company’s outstanding Common Stock immediately after exercise, which percentage may be changed at the holder’s election to any other percentage not in excess of 19.99%.

J.P. Morgan LLC and Oppenheimer & Co. Inc. acted as co-lead placement agents, and Robert W. Baird & Co. also acted as placement agent for the Private Placement.

The foregoing descriptions of the Purchase Agreement, the Pre-Funded Warrants and the Common Warrants do not purport to be complete and are qualified in their entirety by reference to the complete text of the Purchase Agreement, the form of Pre-Funded Warrant and the form of Common Warrant, which are attached as Exhibits 10.1, 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are hereby incorporated by reference into this Item 1.01.

Registration Rights

In connection with the Private Placement, the Company and the Purchasers entered into a Registration Rights Agreement, dated May 27, 2025 (the “Registration Rights Agreement”), providing for the registration for resale of the Shares and the shares of Common Stock underlying the Pre-Funded Warrants and the Common Warrants (together, the “Warrant Shares”) pursuant to a registration statement (the “Registration Statement”) to be filed with the Securities and Exchange Commission (the “SEC”) on or prior to June 27, 2025 (the “Filing Deadline”). The Company has agreed to use its best efforts to cause the Registration Statement to be declared effective as soon as possible, but in no event later than 60 days after the closing of the Private Placement (or 90 days in the event of a full review of the Registration Statement by the SEC) (the “Effectiveness Deadline”), and to keep the Registration Statement continuously effective from the date on which the SEC declares the Registration Statement to be effective until the earlier of such date that (i) all Registrable Securities (as such term is defined in the Registration Rights Agreement) covered by the Registration Statement have been sold pursuant to a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), (ii) all Registrable Securities have ceased to be Registrable Securities, or (iii) is five years from the date of effectiveness of the Registration Statement.

The Company has granted the Purchasers customary indemnification rights in connection with the Registration Rights Agreement. The Purchasers have also granted the Company customary indemnification rights in connection with the Registration Rights Agreement.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is filed as Exhibit 10.2 hereto and incorporated by reference into this Item 1.01.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above under Item 1.01 is hereby incorporated by reference in response to this Item 3.02 of this Current Report on Form 8-K.

The Company will sell the Securities to “accredited investors,” as that term is defined in the Securities Act, in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act and corresponding provisions of state securities or “blue sky” laws. The Purchasers represented that they are acquiring the Securities for investment only and not with a view towards the resale or distribution thereof in violation of the Securities Act. Accordingly, the Securities have not been registered under the Securities Act and such Securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Neither this Current Report on Form 8-K, nor any exhibit attached hereto, is an offer to sell or the solicitation of an offer to buy the Securities described herein.

Item 7.01 Regulation FD Disclosure.

On May 27, 2025, the Company issued a press release announcing the Private Placement. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference. The information in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as expressly set forth by specific reference in such filing.

Forward Looking Statements

This report contains certain forward-looking statements regarding the business of the Company that are not a description of historical facts within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements regarding the expected closing of the Private Placement, anticipated receipt and use of proceeds from the Private Placement, whether the conditions for the closing of the Private Placement will be satisfied and the filing of a registration statement or final prospectus, as applicable, to register the resale of the Shares and Warrant Shares to be issued and sold in the Private Placement. Actual results could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, those associated with market conditions and the satisfaction of customary closing conditions in the Private Placement. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 24, 2025, the Company’s Quarterly Report on From 10-Q for the quarterly period ended March 31, 2025, filed with the SEC on May 12, 2025, as amended, and other filings that the Company makes with the SEC from time to time. All forward-looking statements reflect the Company’s beliefs and assumptions only as of the date of this report. The Company undertakes no obligation to update forward-looking statements to reflect future events or circumstances.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number		Incorporated by Reference				Filed or Furnished Herewith
	Exhibit Description	Form	File No.	Exhibit	Filing Date

4.1	Form of Pre-Funded Warrant					X
4.2	Form of Common Warrant					X

10.1	Form of Securities Purchase Agreement, dated May 27, 2025, by and among the Company and the Purchasers	X

10.2	Form of Registration Rights Agreement, dated May 27, 2025, by and among the Company and the Purchasers	X

99.1	Press release issued by the Company on May 27, 2025, announcing Private Placement, furnished herewith	X

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)	X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexeo Therapeutics, Inc.

Date:	May 27, 2025	By:	/s/ R. Nolan Townsend
R. Nolan Townsend, Chief Executive Officer